Table of Contents

      USAA Family of Funds                                  1
      Message from the President                            2
      Investment Review                                     4
      Message from the Manager                              5
      Shareholder Voting Results                            8
      Financial Information
         Portfolio of Investments                           9
         Notes to Portfolio of Investments                 11
         Statement of Assets and Liabilities               12
         Statement of Operations                           13
         Statements of Changes in Net Assets               14
         Notes to Financial Statements                     15









Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.


This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Gold Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.











                        USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------
 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 Small Cap Stock                   Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 High-Yield
  Opportunities                    High                    $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Intermediate-Term
  Bond                             Low to moderate         $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000
-------------------------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President



[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


As I write this message, I am also in the process of preparing to lead a panel on personal finance at the Greater San Antonio Chamber of Commerce's annual conference on economic development. As we enter 2000, I have asked my fellow panelists to look back to what they consider to be the key lessons they have learned in careers that all span at least 25 years in investments.

The incident and the person I have chosen is the visit of a well-known equity strategist from one of the major investment bankers to San Antonio in the spring of 1982. I should remind you what the spring of 1982 was like. The market had not yet shaken off the effects of repeated, arbitrary increases in the price of oil; the roaring inflation which followed; and the highest U.S. interest rates since the Civil War. Stocks and bonds had not yet come off their worst performance since World War II. Against this backdrop, that well-known equity strategist delivered a magnificent after-dinner presentation. He plucked facts and figures from a wide variety of sources and wove them into a compelling argument. His conclusion was clear: "Stay out of this market!" He was brilliant.

He was dead wrong. That summer saw the beginning of the greatest bull market for both stocks and bonds in U.S. history.

This incident has greatly influenced my thinking and my career. It taught me these things:

    - It is best to base investment strategy on something other than a forecast of the market.

    - If you insist on forecasting the market, it doesn't help to make the little calls. You absolutely must be right at times like spring of 1982.

    - If you use an asset allocation approach to investing, your chances of being in at a major turning point are 100%.

That is why I believe in the asset allocation approach of our strategy funds.


Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board




Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.









Investment Review


USAA GOLD FUND

OBJECTIVE: Long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation; secondary objective of current income.

TYPES OF INVESTMENTS: Invests principally in equity securities of domestic and foreign gold exploration, mining, or processing companies.


--------------------------------------------------------------------------------
                                           11/30/99             5/31/99
================================================================================
  Net Assets                             $86.8 Million        $82.5 Million
  Net Asset Value Per Share                  $5.83                $5.33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns as of 11/30/99
================================================================================
    5/31/99 to 11/30/99(+)           1 Year        5 Years        10 Years
            9.38%                     5.05%         -6.60%         -4.73%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



                      CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Gold Fund, the S&P 500 Index, the Philadelphia Gold & Silver Index, and the London Gold for the period of 11/30/89 through 11/30/99. The data points from the graph are as follows:

              USAA Gold             S&P 500        Philadelphia     London Gold
                Fund                 Index         (XAU) Index        Bullion
             -----------          -----------      ------------     -----------

11/30/89       $10,000              $10,000          $10,000         $10,000
05/31/90         8,117               10,627            8,995           8,895
11/30/90         6,682                9,653            7,141           9,429
05/31/91         6,689               11,877            6,897           8,830
11/30/91         7,062               11,612            7,048           8,975
05/31/92         6,479               13,045            6,285           8,269
11/30/92         6,015               13,753            5,514           8,188
05/31/93         9,586               14,557            9,309           9,248
11/30/93         9,186               15,139            9,946           9,087
05/31/94         9,312               15,175           10,080           9,497
11/30/94         8,668               15,297            8,604           9,386
05/31/95         9,502               18,234           10,054           9,416
11/30/95         9,228               20,947           10,147           9,501
05/31/96        11,750               23,415           12,474           9,569
11/30/96         9,478               26,779           10,070           9,097
05/31/97         8,548               30,308            8,739           8,467
11/30/97         5,547               34,412            5,933           7,272
05/31/98         6,203               39,599            6,259           7,193
11/30/98         5,864               42,562            5,945           7,245
05/31/99         5,632               47,927            5,100           6,581
11/30/99         6,160               51,455            5,617           7,138

Data from 11/30/89 through 11/30/99



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Gold Fund; the S&P 500 Index, which is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks (it is not possible to invest directly in the S&P 500 Index); the Philadelphia Gold & Silver Index, representing nine holdings in the gold & silver sector, typically referred to as the XAU; and London Gold, a traditional gold bullion index.









Message from the Manager



[PHOTOGRAPH OF PORTFOLIO MANAGER: MARK JOHNSON, CFA, APPEARS HERE]


THE GOLD MARKET

Gold prices were unusually volatile during the six months ending November 30, 1999. The range was $252.80 per ounce -- a 20-year low -- on July 20 to $325.50 per ounce on October 5. Prices ended the period at $291.35 versus $268.60 on May 31, 1999 -- an increase of 8.5%. At the beginning of the period psychology was dismal and short sellers built ever larger positions, driving gold prices down in the process. By September the borrowing requirements of short-sellers had driven one-month gold lease rates above 4%, versus a more normal level of 1%, leaving the market in a strained and tenuous position. Psychology, meanwhile, became more favorable in the wake of a well-received auction of United Kingdom gold and the abandonment of the International Monetary Fund's (IMF) gold sales plan. This resulted in the price recovering to $270.00 by September 24 from $255.10 on September 17.

This was the backdrop of the market on September 26, when 15 European central banks -- including Switzerland and the United Kingdom -- issued their stunning joint communique. Together they pledged to restrict future combined sales to 400 metric tonnes per year for the next five years and, more importantly, agreed to cap their gold lending books at current levels. What followed was a classic short-seller squeeze! Prices jumped $55.50 in just seven trading sessions, and the one-month lease rates exceeded 10% on September 29. In the end, the squeeze, which was already running out of steam, was broken when Kuwait agreed to lend out its entire 79-tonne reserve on October 19. Prices then eroded back to the $295 level as more mundane matters like end-user demand -- which was damaged by the price volatility -- versus mine supply came to prominence. Unfortunately, the November 29 quarterly United Kingdom gold auction was poorly received. Attitudes once again became negative, and as November ended, short-sellers were again active.

The announcement to cap gold lending was a watershed event -- rare in any type of market! You may recall that in our last annual report we quoted Alan Greenspan. At that time, he said that the problem with the gold market was that "... central banks stand ready to lease gold in increasing quantities should the price rise." The significance of the September 26 communique is that European central banks, which between them control 52% of all central bank gold, no longer "stand ready" to do so. Moreover, if you add in the holdings of the United States and Japan, suddenly 81% of all central bank gold is unavailable for incremental lending. The single most important impediment to rising gold prices has suddenly been removed. Mr. Greenspan's observation is no longer applicable -- at least to the same degree. In the future, fundamental supply and end-user demand variables -- which favor higher rather than lower long-term prices -- may dominate. Recent end-user fabrication demand of roughly 3,700 metric tonnes per year -- plus about 200 tonnes normally consumed by gold-bar hoarding -- exceeds mine supply (2,550 tonnes) and normal levels of scrap recovery (650 tonnes) by 700 tonnes per year. Even with 400 tonnes per year still coming out of Europe, the market is short 300 tonnes.

FUND PERFORMANCE AND STRATEGY

The cumulative return of the USAA Gold Fund for the six months ending November 30, 1999, was 9.4%. This was in line with the 8.5% rise in the gold price. This constitutes a very disappointing return. Gold stocks generally are more volatile than the gold price with the rule of thumb being an almost 3-to-1 leverage factor. That this did not happen this time around reflects two factors. First, gold stocks did a good job of holding their value during the price decline experienced in our May 31, 1999, fiscal year. They did not give up as much on the way down as would normally be expected and hence had less room to advance in the subsequent rally. Second, a number of producers had entered into various hedging agreements in an effort to guarantee survival should gold continue to decline. These contracts were entered into both voluntarily and at the behest of bankers as a financing requirement. Those hedge books took away some of the upside when gold rallied. Worse, in two notable cases -- Ashanti Goldfields (a Fund holding) and Cambior (not a Fund holding) -- the hedge books went into loss positions exposing both firms to margin calls that they could not meet. The subsequent liquidity crises, which we do not believe threatens the survivability of the firms, caused the stocks to lose significant value.

The top-performing stock for the six months was Rio Narcea Gold Mines at +75.9%. Operations improved, and they reported interesting exploration results. Acacia Resources at +68.5% was the subject of a tender offer. Anglo American Platinum (+62.8%) and Impala Platinum (+51.9%) benefited from higher platinum prices. Gold Fields Limited (+43.5%), Agnico-Eagle Mines (+39.1%), Newmont Mining (+33.0%), and Harmony Gold Mining (+32.7%) all did well by virtue of being largely unhedged. The worst-performing stock was, of course, Ashanti Goldfields (-57.5%). The small positions in Resolute (-50.7%) and Geomaque Explorations (-46.0%) also did poorly.

Although the Fund as of November 30 had a significant opportunistic exposure to diamonds, silver, and platinum group metals (15.8%), the main thrust of the Fund remained in gold at over 80% of Fund net assets. Our strategic focus also remains unchanged: to emphasize well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis.

Finally, the USAA Gold Fund was highlighted favorably in the August 23, 1999, issue of Forbes Magazine as one of four precious metals funds for the five-year period ending June 30, 1999.


Past performance is no guarantee of future results.




                             Top 10 Equity Holdings
                               (% of Net Assets)
                  ------------------------------------------
                  Franco-Nevada Mining                   7.9
                  Barrick Gold                           7.3
                  Agnico-Eagle Mines                     6.5
                  Gold Fields Ltd.                       5.7
                  Goldcorp "A"                           5.6
                  Harmony Gold Mining Co., Ltd.          5.6
                  Meridian Gold, Inc.                    5.3
                  Stillwater Mining                      4.9
                  Acacia Resources                       4.8
                  Co De Minas Buenaventura SA ADR        4.7




Foreign and gold investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

See page 9 for a complete listing of the portfolio of investments.








Shareholder Voting Results


On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Investment Trust (the Trust) for proposals 1 and 2.

1  Proposal to elect Trustees as follows:

     TRUSTEES                      VOTES FOR             VOTES WITHHELD
     Robert G. Davis              181,888,787              2,690,901
     Michael J.C. Roth            181,881,641              2,698,047
     David G. Peebles             181,888,787              2,690,901
     Robert L. Mason              181,888,787              2,690,901
     Michael F. Reimherr          181,883,427              2,696,261
     Richard A. Zucker            181,875,813              2,696,966
     Barbara B. Dreeben           181,883,427              2,696,261

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify the selection by the Board of Trustees of KPMG LLP as auditors for the Trust for the fiscal year ending May 31, 2000.


                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

        179,181,697                2,930,888                2,467,103










USAA GOLD FUND
PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)

                                                                          Market
 Number                                                                    Value
of Shares                        Security                                  (000)
--------------------------------------------------------------------------------

                                COMMON STOCKS (98.5%)
            African Gold Companies (14.7%)
  550,000   Ashanti Goldfields Co. Ltd. GDR                             $  1,753
1,100,000   Gold Fields Ltd.                                               4,940
  750,000   Harmony Gold Mining Co. Ltd.                                   4,856
  350,000   Randgold Resources, Ltd. GDR * (a)                             1,225
--------------------------------------------------------------------------------
                                                                          12,774
--------------------------------------------------------------------------------

            Australian Gold Companies (14.5%)
2,300,000   Acacia Resources Ltd.                                          4,149
1,500,000   Delta Gold NL                                                  2,501
  200,000   Kingsgate Consolidated NL *                                      100
3,400,000   Lihir Gold Ltd. *                                              2,640
  300,000   Newcrest Mining Ltd.                                             957
  950,000   Ranger Minerals NL *                                           1,633
2,000,000   Resolute Ltd.                                                    592
--------------------------------------------------------------------------------
                                                                          12,572
--------------------------------------------------------------------------------

            North American Gold Companies (48.8%)
  750,000   Agnico-Eagle Mines Ltd.                                        5,672
  350,000   Barrick Gold Corp.                                             6,300
  250,000   Cumberland Resources Ltd. *                                      297
  150,000   Francisco Gold Corp. *                                           688
  375,000   Franco-Nevada Mining Corp. Ltd.                                6,880
  250,000   Freeport-McMoRan Copper & Gold, Inc. "A" *                     3,391
  500,000   Geomaque Explorations Ltd. *                                     183
  700,000   Glamis Gold Ltd. *                                             1,269
  900,000   Goldcorp, Inc. "A" *                                           4,892
  250,000   Manhattan Minerals Corp. *                                       798
  750,000   Meridian Gold, Inc. *                                          4,641
  100,000   Newmont Mining Corp.                                           2,369
  200,000   Pangea Goldfields Inc. *                                         533
  300,000   Placer Dome, Inc.                                              3,412
  800,000   Rio Narcea Gold Mines Ltd. *                                     908
  250,000   Romarco Minerals Inc. *                                          170
--------------------------------------------------------------------------------
                                                                          42,403
--------------------------------------------------------------------------------

            South American Gold Companies (4.7%)
  250,000   Compania de Minas Buenaventura S.A. ADR                        4,109
--------------------------------------------------------------------------------

            Precious Metals And Minerals Companies (15.8%)
  300,000   Aber Resources Ltd. *                                          1,661
   80,000   Anglo American Platinum Corp.                                  2,396
   75,000   Apex Silver Mines Ltd. *                                         891
   37,500   Apex Silver Mines Ltd. Warrants *                                  0
  150,000   Dia Met Minerals Ltd. "A" *                                    1,962
   70,000   Impala Platinum Holdings Ltd.                                  2,549
  175,000   Stillwater Mining Co. *                                        4,244
--------------------------------------------------------------------------------
                                                                          13,703
--------------------------------------------------------------------------------
            Total common stocks (cost: $102,808)                          85,561
--------------------------------------------------------------------------------

  Principal
   Amount
    (000)
  ---------
                     U.S. GOVERNMENT & AGENCY ISSUES (2.0%)
            Discount Note (2.0%)
 $  1,726   Federal Home Loan Mortgage Corp., 5.61%, 12/01/1999
              (cost: $1,726)                                               1,726
--------------------------------------------------------------------------------
            Total investments (cost: $104,534)                           $87,287
================================================================================








USAA GOLD FUND
NOTES TO PORTFOLIO OF INVESTMENTS


November 30, 1999
(Unaudited)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

(a) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At November 30, 1999, these securities represented 1.4% of the Fund's net assets.

* Non-income producing securities.


See accompanying notes to financial statements.









USAA GOLD FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1999
(Unaudited)


ASSETS
   Investments in securities, at market value (identified cost of $102,808)          $ 87,287
   Cash                                                                                    30
   Receivables:
      Capital shares sold                                                                  28
      Dividends and interest                                                               53
      Securities sold                                                                      49
                                                                                     --------
         Total assets                                                                  87,447
                                                                                     --------

LIABILITIES
   Securities purchased                                                                   381
   Capital shares redeemed                                                                 72
   USAA Investment Management Company                                                      59
   USAA Transfer Agency Company                                                            43
   Accounts payable and accrued expenses                                                   52
                                                                                     --------
         Total liabilities                                                                607
                                                                                     --------
            Net assets applicable to capital shares outstanding                      $ 86,840
                                                                                     ========

REPRESENTED BY:
   Paid-in capital                                                                   $153,941
   Accumulated net investment loss                                                       (192)
   Accumulated net realized loss on investments                                       (49,662)
   Net unrealized depreciation of investments                                         (17,247)
                                                                                     --------
            Net assets applicable to capital shares outstanding                      $ 86,840
                                                                                     ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                     14,900
                                                                                     ========
   Net asset value, redemption price, and offering price per share                   $   5.83
                                                                                     ========



See accompanying notes to financial statements.









USAA GOLD FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1999
(Unaudited)


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $8)                  $  421
      Interest                                                             53
                                                                       ------
         Total income                                                     474
                                                                       ------
   Expenses:
      Management fees                                                     323
      Transfer agent's fees                                               237
      Custodian's fees                                                     30
      Postage                                                              19
      Shareholder reporting fees                                           10
      Trustees' fees                                                        2
      Registration fees                                                    25
      Professional fees                                                    17
      Other                                                                 1
                                                                       ------
         Total expenses                                                   664
                                                                       ------
            Net investment loss                                          (190)
                                                                       ------
Net realized and unrealized gain (loss) on investments and
  foreign currency:
    Net realized gain on investments                                    3,883
    Change in net unrealized appreciation/depreciation of:
      Investments                                                       4,911
      Foreign currency translations                                        (1)
                                                                       ------
            Net realized and unrealized gain                            8,793
                                                                       ------
Increase in net assets resulting from operations                       $8,603
                                                                       ======


See accompanying notes to financial statements.









USAA GOLD FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1999, and year ended May 31, 1999
(Unaudited)



                                                                 11/30/99        5/31/99
                                                                -------------------------
From operations:
   Net investment loss                                          $   (190)        $   (118)
   Net realized gain (loss) on investments                         3,883          (14,856)
   Net realized loss on foreign currency transactions                 -               (14)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                  4,911            8,015
      Foreign currency translations                                   (1)               5
                                                                -------------------------
      Increase (decrease) in net assets
         resulting from operations                                 8,603           (6,968)
                                                                -------------------------
From capital share transactions:
   Proceeds from shares sold                                      40,824           66,230
   Cost of shares redeemed                                       (45,078)         (69,997)
                                                                -------------------------
      Decrease in net assets from capital share
         transactions                                             (4,254)          (3,767)
                                                                -------------------------
Net increase (decrease) in net assets                              4,349          (10,735)
Net assets:
   Beginning of period                                            82,491           93,226
                                                                -------------------------
   End of period                                                $ 86,840         $ 82,491
                                                                =========================
Undistributed net investment loss included in net assets:
   End of period                                                $   (192)        $     (2)
                                                                =========================
Change in shares outstanding:
   Shares sold                                                     7,279           12,316
   Shares redeemed                                                (7,854)         (12,712)
                                                                -------------------------
      Decrease in shares outstanding                                (575)            (396)
                                                                =========================


See accompanying notes to financial statements.









USAA GOLD FUND
NOTES TO FINANCIAL STATEMENTS



November 30, 1999
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA Gold Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the great majority of the Fund's assets in equity securities of domestic and foreign gold exploration, mining, or processing companies. The Fund concentrates its investments in securities of companies principally engaged in gold exploration, mining, or processing and therefore may be exposed to more risk than portfolios with a broader industry diversification.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sale price, or the most recently determined closing price calculated according to local market convention available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. For the six-month period ended November 30, 1999, the Fund had three borrowings, averaging $2,141,667 with an average length of two days, and incurred $1,008 in interest expense.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At November 30, 1999, the Fund had capital loss carryovers for federal income tax purposes of approximately $42.9 million which will expire in 2000 - 2008. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended November 30, 1999, were $10.6 million and $14.6 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1999, were $8.8 million and $26.0 million, respectively.

(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1999, the terms of open foreign currency contracts were as follows (in thousands):


Foreign Currency Contracts to Buy:
-------------------------------------------------------------------------------------------
                                 U.S. Dollar
Exchange       Contracts to      Value as of     In Exchange      Unrealized    Unrealized
  Date            Receive          11/30/99    for U.S. Dollar   Appreciation  Depreciation
-------------------------------------------------------------------------------------------
12/03/99   81 Australian Dollar      $ 52           $ 52             $ -           $ -
12/03/99  517 Australian Dollar       329            330               -             1
-------------------------------------------------------------------------------------------
                                     $381           $382             $ -           $ 1
===========================================================================================


Foreign Currency Contracts to Sell:
-------------------------------------------------------------------------------------------
                                 U.S. Dollar
Exchange       Contracts to      Value as of     In Exchange      Unrealized    Unrealized
  Date            Deliver         11/30/99    for U.S. Dollar   Appreciation  Depreciation
-------------------------------------------------------------------------------------------
12/03/99     8 Canadian Dollar       $ 5            $ 5              $ -           $ -
-------------------------------------------------------------------------------------------
                                     $ 5            $ 5              $ -           $ -
===========================================================================================


(6) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:



                            Six-month
                           Period Ended
                           November 30,                   Year Ended May 31,
                           ---------------------------------------------------------------------
                               1999        1999       1998        1997        1996        1995
                           ---------------------------------------------------------------------
Net asset value at
   beginning of period     $   5.33     $   5.87    $   8.09    $  11.12    $   9.00    $   8.83
Net investment
   income (loss)               (.01)(a)     (.01)(a)    (.03)(a)    (.01)(a)    (.02)        .01
Net realized and
   unrealized
   gain (loss)                  .51         (.53)      (2.19)      (3.02)       2.15         .17
Distributions from net
   investment income            -            -           -           -          (.01)       (.01)
                           ---------------------------------------------------------------------
Net asset value at
   end of period           $   5.83     $   5.33    $   5.87    $   8.09    $  11.12    $   9.00
                           =====================================================================
Total return (%) *             9.38        (9.20)     (27.44)     (27.25)      23.66        2.05
Net assets at end of
   period (000)            $ 86,840     $ 82,491    $ 93,226    $121,169    $167,067    $160,223
Ratio of expenses to
   average
   net assets (%)              1.53(b)      1.52        1.46        1.31        1.33        1.28
Ratio of net investment
   income (loss)
   to average net
   assets (%)                  (.43)(b)     (.13)       (.42)       (.11)       (.14)        .10
Portfolio turnover (%)        12.39        33.48       19.62       26.40       16.48       34.76


  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.










TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
usaa.com(Service Mark)

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777